Managers INVESTMENT GROUP

MAY 1, 2010

(As supplemented May 20, 2010)

PROSPECTUS

Managers AMG Funds

- **Managers AMG TimesSquare Small Cap Growth Fund**

Institutional Class • **TSCIX** Premier Class • **TSCPX**

TIMESSQUARE CAPITAL MANAGEMENT, LLC

P005_0510

managersinvest.com

TABLE OF CONTENTS

2-4	SUMMARY OF THE FUND

Managers AMG TimesSquare Small Cap Growth Fund

5-8	ADDITIONAL INFORMATION ABOUT THE FUND

The Fund’s Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

9-14	SHAREHOLDER GUIDE

Your Account

Choosing A Share Class

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information

15-16	FINANCIAL HIGHLIGHTS

Managers AMG TimesSquare Small Cap Growth Fund

17	HOW TO CONTACT US

Managers Investment Group	1

SUMMARY OF THE FUND

Managers AMG TimesSquare Small Cap Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the Managers AMG TimesSquare Small Cap Growth Fund (the “Fund” and “TimesSquare Small Cap Growth Fund”) is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Premier Class
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.09%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.10%	1.21%
Fee Waiver and Expense Reimbursements[2]	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.06%	1.17%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through May 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.05% and 1.25% of the average daily net assets of the Fund attributable to the Institutional Class shares and Premier Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$108	$346	$602	$1,337
Premier Class	$119	$380	$661	$1,462

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies.

Consistent with its focus, the Fund typically invests in the common and preferred stocks of U.S. small-capitalization companies. TimesSquare Capital Management, LLC (the “Subadvisor”) generally considers a company to be a “small-capitalization” company if, at the time of purchase, the market capitalization is below $3 billion. In addition, the Fund focuses on growing companies involved in new product development and technological breakthroughs. TimesSquare looks across all sectors of the stock market to find companies that meet the Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings proprietary products and services and minimal institutional ownership.

2	Managers Investment Group

SUMMARY OF THE FUND

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments may be dif cult to sell at the best price.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Best Quarter: 20.92% (4th Quarter 2001)

Worst Quarter: –21.72% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/09

Managers AMG TimesSquare Small Cap Growth Fund	1 Year	5 Years	Since Inception 01/21/00
Institutional Class Return Before Taxes	35.72%	5.97%	5.40%
Institutional Class Return After Taxes on Distributions	35.72%	4.25%	4.37%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	23.22%	4.72%	4.42%
Premier Class Return Before Taxes	35.52%	5.86%	5.27%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	34.47%	0.87%	–2.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares of the Fund. After-tax returns for Premier Class shares will vary.

Managers Investment Group	3

SUMMARY OF THE FUND

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

TimesSquare Capital Management, LLC (“TimesSquare”)

Portfolio Manager

Grant R. Babyak

Chief Executive Officer, Managing Director and Senior Portfolio Manager of TimesSquare; Portfolio

Manager of the Fund since 2000.

Kenneth C. Duca, CFA

Director and Portfolio Manager of TimesSquare;

Portfolio Manager of the Fund since 5/06.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Institutional Class

Regular Account: $5,000,000

Individual Retirement Account: $5,000,000

Premier Class

Regular Account: $1,000,000

Individual Retirement Account: $1,000,000

Additional Investment Minimum

Institutional Class (all accounts): $100,000

Premier Class (all accounts): $10,000

To Place Orders

Mail:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on le for your account).

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

MANAGERS AMG TIMESSQUARE SMALL CAP GROWTH FUND

This Fund will invest primarily in the securities and instruments as described in the Fund’s summary section of the Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

TimesSquare is the Fund’s Subadvisor. TimesSquare applies fundamental investment research techniques when deciding which stocks to buy or sell. Typically, TimesSquare:

•	Seeks out stocks that have the potential for significant price appreciation over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

•	Sells all or part of the Fund’s holdings in a particular stock if:

•	The stock no longer meets the Fund’s investment criteria;

•	TimesSquare believes the company issuing the security is unable to sustain a competitive advantage;

•	Valuation is no longer attractive compared with TimesSquare’s expectations of long-term growth; or

•	Appreciation causes the stock’s value to exceed 5% of the Fund’s assets.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

Although the investment strategies of TimesSquare do not ordinarily involve trading securities for short-term profits, TimesSquare may sell any security when it believes such sale is in the best interests of the Fund, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small-cap companies.

•	Diversifying equity investments that may primarily be held in larger-cap companies.

PORTFOLIO MANAGERS

Grant R. Babyak

Chief Executive Officer,

Managing Director and

Senior Portfolio Manager

Kenneth C. Duca,

CFA Director and

Portfolio Manager

See “Fund Management” on page 8 for more information on the portfolio managers.

Managers Investment Group	5

ADDITIONAL INFORMATION ABOUT THE FUND

MANAGERS AMG TIMESSQUARE SMALL CAP GROWTH FUND (CONTINUED)

•	Seeking exposure to growth-oriented investments.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

“Other Expenses” for Premier Class shares in the “Annual Fund Operating Expenses” table include payments the Premier Class pays to third party financial intermediaries who maintain omnibus accounts with the Fund. These payments, representing payments for shareholder recordkeeping services, may not exceed 0.20% of the average daily net assets attributable to Premier Class shares.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for the Institutional Class shares of the Fund. Premier Class Shares would have similar returns as Institutional Class shares because each Class is invested in the same portfolio of securities. However, because the Premier Class shares are subject to different expenses than Institutional Class shares, Premier Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to contractually limit expenses, returns would have been lower.

6	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

THE FUND’S PRINCIPAL RISKS

This section presents more detailed information about the Fund’s risks as described in the Fund’s summary section of the Prospectus. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. In addition, the Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit and counter party risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

SMALL-CAPITALIZATION STOCK RISK

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small-capitalization companies may underperform other stock funds (such as mid- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

Managers Investment Group	7

ADDITIONAL INFORMATION ABOUT THE FUND AND SHAREHOLDER GUIDE

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated May 1, 2010 (the “SAI”).

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in the Fund’s summary section of the Prospectus, the Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

FUND CLOSURE

The TimesSquare Small Cap Growth Fund is currently closed to new investors, except as noted below. Shareholders who owned shares of the TimesSquare Small Cap Growth Fund when it was closed on June 12, 2006 may continue to purchase additional shares in their existing accounts. Financial advisors, institutions, intermediaries, and other platforms that have existing client assets or accounts in the TimesSquare Small Cap Growth Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the TimesSquare Small Cap Growth Fund are not permitted, unless the exchange is being made into an existing shareholder or intermediary account, as described above. Fund management may reopen the TimesSquare Small Cap Growth Fund to certain investors in the future.

FUND MANAGEMENT

The Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Fund. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

TimesSquare Capital Management, LLC (“TimesSquare”) has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund since its inception. TimesSquare, located at 1177 Avenue of the Americas, 39th Floor, New York, New York 10036, is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans, and other institutional accounts. As of December 31, 2009, TimesSquare managed approximately $11.8 billion in assets. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare.

The Fund is managed by a team of portfolio managers, analysts and other investment professionals at TimesSquare. Grant R. Babyak and Kenneth C. Duca serve as the portfolio managers jointly and primarily responsible for day-to-day management and strategic oversight of the Fund’s investments. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Babyak has served as co-manager of the Fund since its inception. Mr. Babyak is Chief Executive Officer, Managing Director, and Senior Portfolio Manager of TimesSquare with over 20 years of investment experience. Mr. Duca is a Director and Portfolio Manager of TimesSquare with over 19 years of experience. Mr. Duca has served as co-manager of the Fund since 2007. Both Mr. Babyak and Mr. Duca have been members of the TimesSquare team since 2000.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays TimesSquare all or a portion of this fee for its services as Subadvisor. Under its Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives compensation from the Subadvisor for its administrative services to the Fund pursuant to an administration agreement between the Investment Manager and the Subadvisor.

8	Managers Investment Group

SHAREHOLDER GUIDE

FUND MANAGEMENT (CONTINUED)

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor is available in the Fund’s Semi-Annual Report for the period ending June 30.

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the share price of the Institutional Class and Premier Class. The price at which you purchase and redeem your shares is based on the net asset value (the “NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Managers Investment Group	9

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASSES

Investors may choose between two share classes when investing in the Fund:

•	Institutional Class

•	Premier Class

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

INSTITUTIONAL CLASS SHARES

•	Have neither an up-front sales charge, nor a surrender charge (referred to as a contingent-deferred sales charge (“CDSC”)).

•

Have lower operating expenses than Premier Class shares. This means that an investment in Institutional Class shares will generally have higher annual returns than a comparable investment in Premier Class shares.

PREMIER CLASS SHARES

•	Have neither an up-front sales charge, nor a surrender charge (CDSC).

•	Have higher operating expenses than Institutional Class shares.

•	Have shareholder servicing fees deducted from the class’ assets of up to 0.20% of the class’ average daily net assets.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment. These payments may provide the intermediary with an incentive to favor sales of shares of a Fund over other investment options.

The Investment Manager, the Subadvisor, and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Class’ NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

10	Managers Investment Group

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*…	If you wish to add shares to your account*…	If you wish to sell shares†,*…
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•Name of the Fund

•Dollar amount or number of shares you wish to sell

•Your name

•Your account number

•Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $5,000,000 for Institutional or Premier Class)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Call us at 800.548.4539 for instructions

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935 Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please specify the share class you wish to purchase or sell when placing your order.
†	Redemptions of $5,000,000 or more require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $5,000,000.

Managers Investment Group	11

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

	Institutional Class		Premier Class
	Initial Investment	Additional Investments	Initial Investment	Additional Investments
• Regular Accounts	$5,000,000	$100,000	$1,000,000	$10,000
• Individual Retirement Accounts	$5,000,000	$100,000	$1,000,000	$10,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $5,000,000 or more worth of Institutional or Premier Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $5,000,000 for Institutional Class shares or $1,000,000 for Premier Class shares due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 13.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers

12	Managers Investment Group

SHAREHOLDER GUIDE

Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, you also may exchange your shares of the Funds through Managers for shares in the Agency Share Class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 14.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from the Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

Managers Investment Group	13

SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2010. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2010, provided that both you and the Fund meet certain holding period and other requirements. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distribution amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund), or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:.

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

14	Managers Investment Group

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the year ended December 31,
Institutional Class	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$7.53	$11.64	$12.42	$12.08	$11.88

Income from Investment Operations:

Net investment loss£	(0.02)[3]	(0.04)[3]	(0.03)[3]	(0.04)[3]	(0.05)[3]

Net realized and unrealized gain (loss) on investments	2.71 [3]	(3.73)[3]	1.32 [3]	2.03 [3]	1.60 [3]

Total from investment operations	2.69	(3.77)	1.29	1.99	1.55

Less Distributions to Shareholders from:

Net investment income	—	—	—	—	—

Net realized gain on investments	—	(0.34)	(2.07)	(1.65)	(1.35)

Total distribution to shareholders	—	(0.34)	(2.07)	(1.65)	(1.35)

Net Asset Value End of Year	$10.22	$7.53	$11.64	$12.42	$12.08

Total Return£1	35.72%	(32.28)%	10.00%	16.49%	13.44%

Ratio of net expenses to average net assets£	1.03%	1.04%	1.04%	1.03%	1.05%

Ratio of net investment loss to average net assets£1	(0.20)%	(0.36)%	(0.22)%	(0.31)%	(0.38)%

Portfolio turnover	65%	62%	82%	62%	76%

Net assets at end of year (000’s omitted)	$412,270	$339,078	$500,809	$465,142	$445,485

Ratios absent expense offsets:£[2]

Ratio of total expenses to average net assets	1.09%	1.08%	1.07%	1.07%	1.09%

Ratio of net investment loss to average net assets£	(0.26)%	(0.41)%	(0.25)%	(0.35)%	(0.42)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.

Managers Investment Group	15

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Premier Class	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$7.46	$11.53	$12.32	$12.00	$11.83

Income from Investment Operations:

Net investment loss£	(0.03)[3]	(0.04)[3]	(0.04)[3]	(0.05)[3]	(0.06)[3]

Net realized and unrealized gain (loss) on investments	2.68 [3]	(3.70)[3]	1.30 [3]	2.02 [3]	1.58 [3]

Total from investment operations	2.65	(3.74)	1.26	1.97	1.52

Less Distributions to Shareholders from:

Net investment income	—	—	—	—	—

Net realized gain on investments	—	(0.33)	(2.05)	(1.65)	(1.35)

Total distribution to shareholders	—	(0.33)	(2.05)	(1.65)	(1.35)

Net Asset Value End of Year	$10.11	$7.46	$11.53	$12.32	$12.00

Total Return£1	35.52%	(32.27)%	9.84%	16.44%	13.24%

Ratio of net expenses to average net assets	1.14%	1.11%	1.14%	1.10%	1.21%

Ratio of net investment loss to average net assets£1	(0.31)%	(0.44)%	(0.33)%	(0.38)%	(0.51)%

Portfolio turnover	65%	62%	82%	62%	76%

Net assets at end of year (000’s omitted)	$139,337	$106,556	$162,479	$177,302	$141,409

Ratios absent expense offsets:£[2]

Ratio of total expenses to average net assets	1.20%	1.16%	1.17%	1.14%	1.25%

Ratio of net investment loss to average net assets£	(0.37)%	(0.48)%	(0.36)%	(0.42)%	(0.55)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.

16	Managers Investment Group

HOW TO CONTACT US

MANAGERS AMG TIMESSQUARE SMALL CAP GROWTH FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

333 W. Wacker Drive

Chicago, Illinois 60606

312.424.1200 or 800.835.3879

SUBADVISOR

TimesSquare Capital Management, LLC

1177 Avenue of the Americas

39th Floor

New York, NY 10036

DISTRIBUTOR

Managers Distributors, Inc.

333 W. Wacker Drive

Chicago, Illinois 60606

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

Managers Investment Group	17

PROSPECTUS Managers AMG Funds
(As supplemented May 20, 2010)

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus. Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2010 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.